EXHIBIT 10.12
                               SECOND AMENDMENT TO

                       AMENDED AND RESTATED LOAN AGREEMENT

               THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "AMENDMENT"), dated as of December 10, 1997, is between SYNTRON, INC. (the "COMPANY"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (the "BANK").

                                R E C I T A L S:

        A. The Company and the Bank entered into that certain Amended and Restated Loan Agreement (as heretofore amended as of April 30, 1997 and as hereafter amended, modified, or supplemented from time to time, the "AGREEMENT"), dated as of December 6, 1996, pursuant to which the Bank agreed to make available to the Company revolving credit loans.

        B. The Company and the Bank now desire to amend the Agreement to increase the Revolving Credit Commitment, to change the rate of interet applicable to Floating Rate Borrowings, and as may otherwise herein be set forth.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows intending to be legally bound:

                                    ARTICLE I

                                   DEFINITIONS

        Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

        Section 2.1 AMENDMENTS TO SECTION 1.1. (a) Effective as of the date hereof, the reference to "$12,000,000" contained in the definition of the term "REVOLVING CREDIT COMMITMENT" is hereby amended to read "$22,000,000".

               (b) Effective as of the date hereof, the definition of the term "SELECTED RATE" is hereby amended and restated in its entirety to read as follows:

               "SELECTED RATE" means a rate of interest equal to either (a) the Adjusted Eurodollar Rate, with respect to all Eurodollar Borrowings or
        (b) the Prime Rate MINUS one-half of one percent, with respect to all Floating Rate Borrowings, which rate shall be applicable to the Principal Balance under the Revolving Credit Note, or portions thereof, and shall be designated by the Company in accordance with SECTION 2.5 hereof, subject to the limitations of ARTICLE IV hereof.

        Section 2.2 AMENDMENT TO SECTION 9.5. Section 9.5 is amended by adding the following phrase at the end thereof:

        ", except that during the 1997 fiscal year, the Borrower may make aggregate Capital Expenditures not to exceed $9,500,000."

        Section 2.3 REFERENCES TO PRIME RATE. Effective as of the date hereof, all references in the Agreement to "at the Prime Rate" are hereby amended to read "based on the Prime Rate".

        Section 2.4 AMENDMENT TO EXHIBIT A. Effective as of the date hereof, EXHIBIT "A" to the Agreement is hereby amended to conform to ANNEX "I", attached hereto.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

        Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

               (a) The Bank shall have received the Revolving Credit Note executed by the Company and dated as of a date satisfactory to the Bank.

               (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

               (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

               (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel.

                                   ARTICLE IV

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

        Section 4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company and the Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

        Section 4.2 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Company and will not violate the articles of incorporation or bylaws of the Company, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) the Company is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                    ARTICLE V

                                  MISCELLANEOUS

        Section 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

        Section 5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

        Section 5.3 EXPENSES OF THE BANK. The Company agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Bank's legal counsel, and all reasonable costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Bank's legal counsel.

        Section 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 5.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

        Section 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Bank and the Company and their respective successors and assigns, except the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Bank.

        Section 5.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        Section 5.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant, condition or duty by the Company shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        Section 5.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 5.10 NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code (Vernon's Annotated Texas Statutes) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

        Section 5.11 ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        Section 5.12 ARBITRATION. This Amendment and the Loan Documents are subject to the arbitration provisions found in Section 12.16 of the Agreement.

        Executed as of the date first written above.


                                             COMPANY:

                                             SYNTRON, INC.

                                             By:
                                                 Richard F. Miles
                                                 Chairman

                                             BANK:

                                             WELLS FARGO BANK (TEXAS), NATIONAL
                                             ASSOCIATION

                                             By:
                                                 David M. Anderson
                                                 Vice President

        The undersigned in its capacity as a guarantor hereby consents to the execution of this Second Amendment to Amended and Restated Loan Agreement pursuant to which the Revolving Credit Commitment shall be increased from $12,000,000 to $22,000,000 and agrees that its guaranty issued pursuant to that ceratin Limited Guaranty Agreement dated December 6, 1996 (the "GUARANTY") shall remain in full force and effect and continue to be the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms to guaranty the Obligations as herein modified and extended. Notwithstanding anything to the contrary contained in the Guaranty, the undersigned hereby irrevocably waives any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the undersigned to the rights of Bank) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Company or any other party liable for payment of any or all of the indebtedness guaranteed under the Guaranty for any payment made by the undersigned under or in connection with the Guaranty or otherwise.

                                        GUARANTOR:

                                        TECH-SYM CORPORATION

                                        By:
                                           Wendell W. Gamel
                                           Chairman of the Board and President

    The undersigned in its capacity as a guarantor hereby consents to the execution of this Second Amendment to Amended and Restated Loan Agreement pursuant to which the Revolving Credit Commitment shall be increased from $12,000,000 to $22,000,000 and agrees that its guaranty issued pursuant to that certain Guaranty Agreement dated December 6, 1996 (the "GUARANTY") shall remain in full force and effect and continue to be the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms to guaranty the Obligations as herein modified and extended. Notwithstanding anything to the contrary contained in the Guaranty, the undersigned hereby irrevocably waives any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the undersigned to the rights of Bank) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Company or any other party liable for payment of any or all of the indebtedness guaranteed under the Guaranty for any payment made by the undersigned under or in connection with the Guaranty or otherwise.

                                        GUARANTOR:

                                        GEOSCIENCE CORPORATION

                                        By:
                                           Richard F. Miles
                                           President

                                     ANNEX I

                        REVOLVING CREDIT PROMISSORY NOTE

$22,000,000.00                  Houston, Texas                 December 10, 1997


    FOR VALUE RECEIVED, the undersigned, SYNTRON, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, a national banking association ("PAYEE"), at its offices at 1000 Louisiana, Houston, Harris County, Texas, in lawful money of the United States of America, the principal sum of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate (hereinafter defined) or (b) the Selected Rate (as defined in the Agreement); PROVIDED, HOWEVER, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Selected Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the rate specified in clause (b) preceding had at all times been in effect. Accrued and unpaid interest computed on the outstanding principal balance hereof from day to day outstanding shall be due and payable on (i) the last day of each respective Interest Period with respect to such respective Eurodollar Borrowing (as such terms are defined in the Agreement) and (ii) on the first day of each calendar month with respect to Floating Rate Borrowings (as such term is defined in the Agreement). All principal of and accrued and unpaid interest on this Note shall be due and payable on the Revolving Credit Termination Date (as defined in the Agreement), and at any earlier maturity (regardless of how such maturity is brought about, whether by acceleration or otherwise). All past due principal and interest shall bear interest at the Default Rate (hereinafter defined).

    As used in this Note, the following terms shall have the respective meanings indicated below:

               "AGREEMENT" means that certain Amended and Restated Loan Agreement dated December 6, 1996, between Maker and Payee, as the same has been amended by that certain First Amendment to Loan Agreement, dated April 30, 1997 and that certain Second Amendment to Loan Agreement of even date herewith, as the same may be further amended, restated, modified, supplemented or otherwise changed from time to time.

               "DEFAULT RATE" means the Maximum Rate of, if no Maximum Rate exists, the sum of the Prime Rate in effect from day to day plus five percent.

                                Page 1 of 4 Pages

               "MAXIMUM RATE" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including as to Article 5069-1D.001, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "applicable rate ceiling" and calculated after taking into account any and all relevant fees, payments, and other charges in respect of this Note which are deemed to be interest under applicable law.

               "PRIME RATE" means that variable rate of interest per annum established by Payee from time to time as its "prime rate." Such rate is set by Payee as a general reference rate of interest, taking into account such factors as Payee may deem appropriate, it being understood that many of Payee's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate charged to any customer and that Payee may make various commercial or other loans at rates of interest having no relationship to such rate.

    This Note is the Note provided for in the Agreement. Maker may prepay the principal of this Note upon the terms and conditions specified in the Agreement. Maker may borrow, repay, and reborrow hereunder upon the terms and conditions specified in the Agreement.

    Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate. Maker and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

    If a default occurs in the payment of principal, interest or any other amounts due under this Note, or upon the occurrence of any other Event of Default, as such term is defined in the Agreement, the holder hereof may, at its option, take any and all action available to the holder hereof to enforce payment and performance of this Note, under this Note, the Agreement, the Loan Documents, as such term is defined in the Agreement, at law, in equity or otherwise. All such remedies shall be cumulative and not exclusive. Without limiting the generality of the foregoing, the holder hereof may:

                                Page 2 of 4 Pages

               (i) declare the entire unpaid principal balance of and accrued and unpaid interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable; provided, however, that upon the occurrence of an Event of Default under Sections 9.01(d) or (e) of the Agreement, the entire unpaid principal balance of and accrued and unpaid interest on this Note shall become immediately due and payable without notice, demand or presentment, all of which are without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable;

              (ii) foreclose or otherwise enforce all liens or security interest securing payment hereof, or any part hereof;

             (iii) pursue Maker, any guarantor, surety endorser or other party ever liable for any amounts due and owing under this Note by whatever legal means are available to the holder hereof; and

              (iv) setoff against this Note any amounts owed by the holder hereof to Maker.

        If the holder hereof expends any effort in any attempt to enforce payment of all or any part of installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the holder, including all reasonable attorneys' fees.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS. ANY ACTION OR PROCEEDING UNDER OR IN CONNECTION WITH THIS NOTE AGAINST MAKER OR ANY OTHER PARTY EVER LIABLE FOR PAYMENT OF ANY SUMS OF MONEY PAYABLE ON THIS NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. MAKER AND EACH SUCH OTHER PARTY HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND
(II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF PAYEE TO BRING ANY ACTION OR PROCEEDING AGAINST MAKER OR ANY OTHER PARTY LIABLE HEREUNDER OR WITH RESPECT TO ANY COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY MAKER OR ANY OTHER PARTY LIABLE HEREUNDER AGAINST PAYEE SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

                                Page 3 of 4 Pages

        Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forebearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

        This Note is executed in renewal, extension, modification and rearrangement of, but not in discharge of, that certain promissory note dated April 30, 1997, executed by the Maker and payable to the order of the Payee in the original principal amount of $12,000,000.

                                       SYNTRON, INC.

                                       By:
                                          Richard F. Miles
                                          Chairman


                                Page 4 of 4 Pages